Exhibit 31.1

CERTIFICATION PURSUANT TO 15 U.S.C. SECTION 10A,
AS ADOPTED PURSUANT TO SECTION 302 OF THE
SARBANES-OXLEY ACT OF 2002

         I, Gary C. Beilman, certify that:

         1.           I have reviewed this report on Form 10-QSB of Dimeco, Inc. :

         2.           Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

         3.           Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respect the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

         4.           The small business issuer’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the small business issuer and have:

(a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) [omitted in accordance with SEC Release Nos. 33-8238 and 34-47986];

(c) evaluated the effectiveness of the small business issuer’s disclosure controls and procedures and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d) disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

         5.            The small business issuer’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control, to the small business issuer’s auditors and the audit committee of the registrant’s board of directors:

(a) all significant deficiencies and material weaknesses in the design or operation of internal control which are reasonably likely to adversely affect the registrant’s ability to record, process summarize and report financial information; and

(b) any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer’s internal controls.

Date: August 8, 2003

/s/ Gary C. Beilman

Gary C. Beilman
Chief Executive Officer